SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                                NOXSO CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

                                NOXSO CORPORATION
                               1065 South 500 West
                              Bountiful, Utah 84010

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                   May 6, 2004


         NOTICE is hereby given that a Special Meeting of Stockholders of Noxso Corporation (the "Company") will be held at the Hampton Inn - SLC North 2393 South 800 West Woods Cross, UT 84087, at 9:30 a.m. MDT on May 6, 2004, for the following purposes:

1. To Amend the Articles of Incorporation to Increase the Number of Shares of Authorized Capital Stock and to Create a Class of Blank Check Preferred Stock; and

2. To transact such other business as may properly come before such meeting or any adjournments thereof.

         The record date for the meeting is the close of business on April 2, 2004 and only the holders of common stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

                                           By order of the Board of Directors



                                           /s/ Jenet Hansen
                                          ---------------------------------
                                           Secretary

April 20, 2004
                                          Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                 PROXY STATEMENT


                                NOXSO CORPORATION
                               1065 South 500 West
                              Bountiful, Utah 84010



                         SPECIAL MEETING OF STOCKHOLDERS

                             To Be Held May 6, 2004



                                  INTRODUCTION

         This Proxy Statement is being furnished to holders of Noxso Corporation (the "Company") common stock (the "Common Stock" or the "Shares"), par value $0.01 per share, in connection with the solicitation of proxies by the Company for use at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Hampton Inn - SLC North 2393 South 800 West Woods Cross, UT 84087, at 9:30 a.m. MDT on May 6, 2004, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of the Company on or about April 22, 2004.

VOTING AT THE SPECIAL MEETING

         The Board of Directors of the Company (the "Board") has fixed the close of business on April 2, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding approximately 11,787,150 shares of Common Stock held by approximately 127 holders of record. On the Record Date there were no Shares of the Company's stock held as treasury stock by the Company. Holders of record of the Company's Shares on the Record Date are entitled to cast one vote per Share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares is necessary to constitute a quorum at the Special Meeting.

         The Shares will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such Shares will be voted as recommended by the Board. If any other matters are properly presented to the Special Meeting for action the person(s) named in the enclosed form(s) of proxy and acting there under will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to Noxso Corporation, 1065 South 500 West, Bountiful, Utah 84010, Attention: Ms. Jenet Hansen, Secretary.

         At the Company's Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including an amendment to the Company's Articles of Incorporation. The approval of the amendment to the Articles of Incorporation requires the vote of a majority of the stockholders that are entitled to vote thereon. The Board recommends that holders of the Shares vote FOR the proposed amendment to the Articles of Incorporation.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

1. Proposal to Amend the Articles of Incorporation to Increase the Number of Shares of Authorized Capital Stock and to Create a Class of Blank Check Preferred Stock

         At a meeting held on March 12, 2004, the Board adopted a resolution to amend, subject to stockholder approval, the Articles of Incorporation to increase the number of authorized shares of capital stock from 20,000,000 shares to 100,000,000, comprised of 80,000,000 shares of common stock with a par value of $.01per share and 20,000,000 shares of blank check preferred stock with a par value of $.01 per share. The amendment to the Articles of Incorporation would be substantially as follows:

                  THIRD: The total number of shares of all classes which the Corporation is authorized to have outstanding is One Hundred Million (100,000,000) shares of which stock Eighty Million (80,000,000) shares in the par value of $.01 each, amounting in the aggregate to Eight Hundred Thousand Dollars ($800,000) shall be voting common stock and of which Twenty Million (20,000,000) shares in the par value of $.01 each, amounting in the aggregate to Two Hundred Thousand Dollars ($200,000), shall be preferred stock.

                  The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing an amendment to these Articles of Incorporation pursuant to the applicable law of the State of Virginia, to establish from time to time the number of shares to be included in each such series and the qualifications, limitations or restrictions thereof. The authority of the board with respect to each series includes, but is not limited to, determination of the following:

         (1) The number of shares constituting that series and the distinctive designation of that series;

         (2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

         (3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

         (4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

         (5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption rates;

         (6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

         (7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

         (8) Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.

         The primary purpose of increasing the authorized shares of the Company and creating blank check preferred stock is to (i) create sufficient authorized capital so that the Company can attempt to raise sufficient funding to execute its business plan and (ii) leave the Company with what the Board believes is a reasonable amount of additional authorized common and preferred stock. At the present time, the Company has no definitive plans for the utilization of the increased capital.

         If this proposal is passes, corresponding changes will be made to the Company's Bylaws.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS AMENDMENT TO THE ARTICLES OF INCORPORATION.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of April 5, 2004, for: (i) each person who is known by the Company to beneficially own more than 5 percent of the Company's common stock, (ii) each of the Company's directors ,
(iii) each of the Company's Named Executive Officers, and (iv) all directors and executive officers as a group. As of April 5, 2004, the Company had 11,787,150 shares of common stock outstanding.

                                          Shares
    Name and Address                  Beneficially   Percentage
 of Beneficial Owner(1)                 Owned(2)    of Total(2)   Position
 ----------------------                 --------    -----------   --------
Richard J. Anderson (3)                 660,096         5.6%      President and
                                                                  Director

Robert A. Arbon (4)                     715,336         6.1%      Director

Donald L. Stevens                             0           0       Director

Jenet R. Hansen                               0           0       Secretary

Executive Officers and Directors      1,375,432        11.7%
 as a Group (4 persons)

SWAA Tepeaca Holdings, LC (4)
887 West Center Street,               4,768,904        40.6%
Orem, UT 84058

The Foundation for Advanced Research
661 36th Street                       1,695,000        14.4%
Manhattan Beach, CA   90266
----------------
(1) Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the Company.
(2) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.
(3) Represents 500,000 shares that are held of record by Patronus Industries, LC. Because Mr. Anderson is the general manager of Patronus Industries, LC, he may be deemed to have voting or investment power with respect to these securities. As a result, Mr. Anderson is also shown in the table as a beneficial owner of these securities. Also represents 95,096 shares that are held of record by AFT Investments and 65,000 shares owned by JES Investments. Because Mr. Anderson and his wife act as trustees of a trust that owns AFT Investments and Mrs. Anderson is the sole owner of JES Investments, Mr. Anderson is shown in the table as the beneficial owner of these shares.
(4) These shares are held of record by SWAA Tepeaca Holdings, LC. Because Dr. Arbon is a director of the Company and a member holding a 15% interest in SWAA Tepeaca Holdings, LC, he may be deemed to have voting or investment power with respect to these securities. As a result, Dr. Arbon is also shown in the table as a beneficial owner of his proportionate share of the securities held by SWAA Tepeaca Holdings, LC.

         The Company is not aware of any arrangements that may result in a change in control of the issuer. The changes in control of the Company during the last year are detailed in above under the heading "Certain Relationships and Related Transactions."

2. Other Matters

Discretionary Authority

         At the time of mailing of this proxy statement, the Board was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Notice Requirements

         Any stockholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 2004 Annual Meeting of Stockholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than May 15, 2004.

Expenses and Methods of Solicitation

         The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefore. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.


                                         By order of the Board of Directors,


                                         By  /s/ Jenet Hansen
                                            ----------------------------------
                                            Jenet Hansen, Secretary

                                   APPENDIX A

                PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF
                                NOXSO CORPORATION

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Richard J. Anderson as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all voting shares of stock of Noxso Corporation held of record by the undersigned on April 2, 2004, at the Special Meeting of stockholders to be held on May 6, 2004, or any adjournment thereof.

1. Proposal to Amend the Articles of Incorporation to Increase the Number of Shares of Authorized Capital Stock and to Create a Class of Blank Check Preferred Stock.

       [ ] For                 [ ] Against                    [ ] Abstain

2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2004         __________________________________
                                              (signature)

                                              __________________________________
                                              (signature if held jointly)
Please mark, sign, date and return the
proxy card promptly using the enclosed        __________________________________
envelope or proxy cards may be sent by        (print name of stockholder(s))
facsimile to the Company at: (801)
296-6977 or e-fax: (801) 457-3752.

                                       A-1